UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2007
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

001-32935 (Commission File Number)	88-0331369 (IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release, dated August 9, 2007

Item 2.02. Results of Operations and Financial Condition
     On August 9, 2007, Arcadia Resources, Inc. filed its quarterly report on Form 10-Q and issued an earnings release announcing its financial results for the fiscal quarter ended June 30, 2007. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press Release dated August 9, 2007 (furnished pursuant to Item 2.02 of Form 8-K)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Lynn Fetterman
Lynn Fetterman
Its: Interim Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: August 9, 2007